Reconciliation of net cash flow from operating activities (Tables)	6 Months Ended
Sep. 30, 2023
Reconciliation of net cash flow from operating activities
Schedule of reconciliation of net cash flow from operating activities

	Six months ended 30 September
		Re-presented[1]
	2023	2022
	€m	€m
(Loss)/profit for the financial period	(155)	1,202
Investment income	(368)	(137)
Financing costs	1,473	1,418
Income tax expense	705	485
Operating profit	1,655	2,968
Adjustments for:
Share-based payments and other non-cash charges	63	46
Depreciation and amortisation	6,802	6,853
Loss on disposal of property, plant & equipment and intangible assets	20	9
Share of results of equity accounted associates and joint ventures	51	(376)
Impairment reversal	(64)	–
Other expense/(income)	157	(104)
Increase in inventory	(57)	(175)
Increase in trade and other receivables	(1,145)	(1,381)
Decrease in trade and other payables	(1,466)	(888)
Cash generated by operations	6,016	6,952
Taxation	(472)	(672)
Net cash flow from operating activities	5,544	6,280

Note:

1.	The results for the six months ended 30 September 2022 have been re-presented to reflect that Indus Towers Limited is no longer reported as held for sale. Profit for the financial period decreased by €41 million and Operating profit decreased by €33 million compared to amounts previously reported. The Share of results of equity accounted associates and joint ventures increased by €33 million compared to the amount previously reported. Consequently, there was no impact on Cash generated by operations or Net cash flow from operating activities.